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Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Reebok International Ltd. (the "Company"), does hereby certify that to the undersigned's knowledge:

  1)
  the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 ("10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  the information contained in the Company's 10-Q being filed fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENNETH WATCHMAKER Kenneth Watchmaker Chief Financial Officer

Dated: August 9, 2004

A signed original of this written statement required by Section 906 has been provided to Reebok International Ltd. and will be retained by Reebok International Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002